Exhibit 99.2

Nutanix Announces Pricing of $750 Million 0.50% Convertible Senior Notes

SAN JOSE, CA. – December 11, 2024 – Nutanix, Inc. (“Nutanix”) (Nasdaq: NTNX) , a leader in hybrid multicloud computing, today announced the pricing of $750 million aggregate principal amount of 0.50% convertible senior notes due 2029 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Nutanix has granted the initial purchasers of the notes an option to purchase up to an additional $112.5 million aggregate principal amount of the notes within a 13-day period from, and including, the initial issuance date of the notes. The sale of the notes to the initial purchasers is expected to settle on December 16, 2024, subject to satisfaction of customary closing conditions.

The notes will be senior, unsecured obligations of Nutanix. The notes will bear interest at a rate of 0.50% per year. Interest will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The notes will mature on December 15, 2029, unless earlier converted, redeemed, or repurchased. Nutanix may not redeem the notes prior to December 20, 2027. Nutanix may redeem for cash all or a portion of the notes, at its option, on or after December 20, 2027, if the last reported sale price of Nutanix’s Class A common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Nutanix provides a notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the notes, which means that Nutanix is not required to redeem or retire the notes periodically. Holders of the notes will have the right to require Nutanix to repurchase for cash all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture governing the notes) at a purchase price of 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In connection with certain corporate events or a redemption notice, Nutanix will, under certain circumstances, increase the conversion rate for holders who elect to convert their notes in connection with such corporate event or redemption notice.

Nutanix estimates that the net proceeds from the offering will be approximately $734.3 million (or approximately $844.5 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discount and estimated offering expenses payable by Nutanix. Nutanix intends to use (i) approximately $95.5 million of the net proceeds from the offering to repurchase $75.0 million aggregate principal amount of its outstanding 0.25% Convertible Senior Notes due 2027 (the “2027 notes”) and (ii) approximately $200.0 million of the net proceeds from the offering to repurchase approximately 3.1 million shares of its Class A common stock, in each case, in privately negotiated transactions effected through one of the initial purchasers of the notes or its affiliates, acting, as Nutanix’s agent, at a purchase price per share equal to the closing price of Nutanix’s Class A common stock on December 11, 2024, which was $64.78 per share (the “Share Repurchases”). The Share

Repurchases will not reduce the amount available for future repurchases under Nutanix’s existing share repurchase program. We intend to use the remaining net proceeds of the offering for general corporate purposes, including working capital, capital expenditures and potential acquisitions. From time to time, Nutanix evaluates potential acquisitions of businesses, technologies or products. Currently, however, Nutanix does not have any understandings or agreements with respect to any acquisitions.

Certain holders of the 2027 notes that Nutanix agrees to repurchase who have hedged their equity price risk with respect to such 2027 notes are expected to unwind all or part of their hedge positions by buying Nutanix’s Class A common stock and/or entering into or unwinding various derivative transactions with respect to Nutanix’s Class A common stock. Any repurchase of the 2027 notes, and the potential related market activities by holders thereof, together with the repurchase by Nutanix of any of its Class A common stock, could increase (or reduce the size of any decrease in) the market price of Nutanix’s Class A common stock, which may affect the trading price of the notes and the conversion price of the notes.

The initial conversion rate for the notes is 11.6505 shares of Nutanix’s Class A common stock per $1,000 principal amount of notes (which is equivalent to an initial conversion price of approximately $85.83 per share) and is subject to adjustment upon the occurrence of certain events. Prior to the close of business on the business day immediately preceding September 15, 2029, the notes will be convertible at the option of the noteholders upon satisfaction of specified conditions and during certain periods. On or after September 15, 2029, until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of Nutanix’s Class A common stock or a combination of cash and shares of Nutanix’s Class A common stock, at Nutanix’s election. The initial conversion price represents a premium of approximately 32.5% over the last reported sale price of Nutanix’s Class A common stock on The Nasdaq Global Select Market on December 11, 2024.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. Any offer of the securities will be made only by means of a private offering memorandum. The notes and the shares of Nutanix’s Class A common stock issuable upon conversion of the notes, if any, will not be registered under the Securities Act or any state securities law, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Nutanix

Nutanix is a global leader in cloud software, offering organizations a single platform for running applications and managing data, anywhere. With Nutanix, companies can reduce complexity and simplify operations, freeing them to focus on their business outcomes. Building on its legacy as the pioneer of hyperconverged infrastructure, Nutanix is trusted by companies worldwide to power hybrid multicloud environments consistently, simply, and cost-effectively.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Nutanix’s financing plans, the expected closing date of the offering, Nutanix’s intended use of the net proceeds from the offering, and the amounts of repurchases of the 2027 notes and the Share Repurchases. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, whether Nutanix will be able to consummate the offering, the final terms of the offering, the satisfaction of customary closing conditions with respect to the offering of the notes, prevailing market conditions, the anticipated use of the net proceeds of the offering of the notes, which could change as a result of market conditions or for other reasons, and the impact of general economic, industry or political conditions in the United States or internationally. Forward-looking statements may be identified by the use of the words “may,” “will,” “expect,” “intend,” and other similar expressions. These forward-looking statements are based on estimates and assumptions by Nutanix’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from those anticipated or predicted by Nutanix’s forward-looking statements. All forward-looking statements are subject to other risks detailed in Nutanix’s Quarterly Report on Form 10-K for the fiscal year ended July 31, 2024, and the risks discussed in Nutanix’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Nutanix undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof, except as required by applicable law.

© 2024 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo, and all Nutanix product and service names mentioned herein are registered trademarks or unregistered trademarks of Nutanix, Inc. (“Nutanix”) in the United States and other countries. Other brand names or marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s). This press release is for informational purposes only and nothing herein constitutes a warranty or other binding commitment by Nutanix.

Investor Contact:

Richard Valera

ir@nutanix.com

Media Contact:

Lia Bigano

pr@nutanix.com